KLEE, TUCHIN, BOGDANOFF & STERN LLP
                        1880 CENTURY PARK EAST, SUITE 200
                       LOS ANGELES, CALIFORNIA 90067-1698
                                 (310) 407-4000


 1 || KENNETH N. KLEE (State Bar No. 063372)
   || LEE R. BOGDANOFF (State Bar No. 119542), and
 2 || MICHELLE C. CAMPBELL (State Bar No. 207919)
   || KLEE, TUCHIN, BOGDANOFF & STERN LLP
 3 || 1880 Century Park East, Suite 200
   || Los Angeles, California 90067-1698
 4 || Telephone:  (310) 407-4000
   || Facsimile:  (310) 407-9090
 5 ||
   || Proposed Reorganization Counsel for
 6 || Anacomp, Inc.
   ||
 7 || ROSS M. PYLE (State Bar No. 029318)
   || GERALD N. SIMS (State Bar No. 99133)
 8 || PYLE SIMS DUNCAN & STEVENSON
   || 401 "B" Street, Suite 1500
 9 || San Diego, California  92101
   || Telephone:  (619) 687-5200
10 || Facsimile:  (619) 687-5210
   ||
11 || Proposed Local Counsel for Anacomp, Inc.
   ||
12 || Debtor's Mailing Address
   || 12365 Crosthwaite Circle
13 || Poway, California 92064
   ||
14 ||                     UNITED STATES BANKRUPTCY COURT
   ||                     SOUTHERN DISTRICT OF CALIFORNIA
15 ||
   ||  In re                               |  Case No.: 01-10821-PB
16 ||                                      |
   ||  Anacomp, Inc., an Indiana           |  Chapter 11
17 ||  corporation, f/k/a DatagraphiX,     |
   ||  docHarbor, and First Image          |  MODIFICATION OF ANACOMP'S
18 ||  (Federal Tax I.D. No. 35-1144230),  |  CHAPTER 11 PLAN OF REORGANIZATION
   ||                                      |  (DATED AUGUST 29, 2001)
19 ||                    Debtor.           |
   ||                                      |
20 ||                                      |
   ||                                      |
21 ||                                      |
   ||                                      |
22 ||                                      |
   ||                                      |
23 ||                                      |
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24 ||                                      |
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25 ||                                      |
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26 ||                                      |
   ||                                      |
27 ||                                      |
   ||                                      |
28 ||                                      |
     ---------------------------------------

                       KLEE, TUCHIN, BOGDANOFF & STERN LLP
                        1880 CENTURY PARK EAST, SUITE 200
                       LOS ANGELES, CALIFORNIA 90067-1698
                                 (310) 407-4000


 1 ||       Anacomp, Inc., debtor and debtor in possession ("Anacomp"), hereby
   ||
 2 || modifies "Anacomp, Inc.'s Chapter 11 Plan Of Reorganization (Dated August
   ||
 3 || 29, 2001)" ("Plan") in the manner set forth on the changes pages attached
   ||
 4 || hereto as Exhibit A. The double-underline text in Exhibit A indicates text
   ||                          =====================
 5 || to be added to the referenced Sections of the Plan, and +++++++++++++ text
   ||
 6 || indicates text that is be deleted from the referenced Sections of the
   ||
 7 || Plan. For the reasons set forth in the accompanying "Notice of
   ||
 8 || Modification Of Anacomp, Inc.'s Chapter 11 Plan Or Reorganization (Dated
   ||
 9 || August 29, 2001)," Anacomp believes that the modifications do not
   ||
10 || adversely affect or otherwise impact the treatment of any of the claims or
   ||
11 || interests that are impaired under the Plan. As set forth therein, these
   ||
12 || modifications have been made at the request of and with the consent of the
   ||
13 || only creditors affected by these changes: Franklin High Income Trust - AGE
   ||
14 || High Income, Income Series - a series of Franklin Custodian Funds, Inc. -
   ||
15 || a Maryland corporation, Franklin Templeton Variable Insurance Products
   ||
16 || Trust - Franklin High Income Fund, Franklin Income Securities Fund - s
   ||
17 || series of Franklin Templeton Variable Insurance Products Trust - a
   ||
18 || Massachusetts business Trust, and Franklin Universal Trust.
   ||
19 ||
   || DATED:  October 10, 2001            ANACOMP, INC.
20 ||
   ||
21 ||                                 By:
   ||                                     -------------------------------------
22 ||                                     EDWARD P. SMOOT
   ||                                     President and Chief Executive Officer
23 ||
   ||
24 || Submitted By:
   ||
25 ||
   || -------------------------------------------------
26 || LEE R. BOGDANOFF, an Attorney with
   || KLEE, TUCHIN, BOGDANOFF & STERN LLP
27 || Proposed Reorganization Counsel for Anacomp, Inc.
   ||
28 ||

                       KLEE, TUCHIN, BOGDANOFF & STERN LLP
                        1880 CENTURY PARK EAST, SUITE 200
                       LOS ANGELES, CALIFORNIA 90067-1698
                                 (310) 407-4000


 1 || MODIFICATION TO SECTION I.A.
   ||
 2 ||
   ||
 3 ||       "CLASS A COMMON STOCK" means the shares of common stock of Anacomp
   ||
 4 || to be issued and distributed to holders of Allowed Class 4 Claims and
   ||                                                                   ===
 5 || Allowed Class 11 Claims in accordance with the Plan and to be reserved for
   || =======================
 6 || distribution to the Reorganized Company's management and employees as
   ||
 7 || incentive compensation.
   ||
 8 ||
   ||
 9 ||
   ||
10 ||
   ||
11 ||
   ||
12 ||
   ||
13 ||
   ||
14 ||
   ||
15 ||
   ||
16 ||
   ||
17 ||
   ||
18 ||
   ||
19 ||
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20 ||
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21 ||
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22 ||
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23 ||
   ||
24 ||
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25 ||
   ||
26 ||
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27 ||
   ||
28 ||

                       KLEE, TUCHIN, BOGDANOFF & STERN LLP
                        1880 CENTURY PARK EAST, SUITE 200
                       LOS ANGELES, CALIFORNIA 90067-1698
                                 (310) 407-4000


 1 || INSERT TO SECTION I.A. (FOLLOWING THE DEFINITION FOR "FOREIGN
   || SUBSIDIARIES")
 2 ||
   ||
 3 ||       "FRANKLIN" means Franklin High Income Trust - AGE High Income,
   ||       ==============================================================
 4 || Income Series - a series of Franklin Custodian Funds, Inc. - a Maryland
   || =======================================================================
 5 || corporation, Franklin Templeton Variable Insurance Products Trust -
   || ===================================================================
 6 || Franklin High Income Fund, Franklin Income Securities Fund - a series of
   || ========================================================================
 7 || Franklin Templeton Variable Insurance Products Trust - a Massachusetts
   || ======================================================================
 8 || business Trust, and Franklin Universal Trust.
   || =============================================
 9 ||
   ||
10 ||       "FRANKLIN OLD NOTES" means the Old Notes held by Franklin.
   ||       ==========================================================
11 ||
   ||
12 ||       "FRANKLIN OLD NOTE CLAIMS" means the Old Note Claims held by
   ||       ============================================================
13 || Franklin.
   || =========
14 ||
   ||
15 ||
   ||
16 ||
   ||
17 ||
   ||
18 ||
   ||
19 ||
   ||
20 ||
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21 ||
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22 ||
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23 ||
   ||
24 ||
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25 ||
   ||
26 ||
   ||
27 ||
   ||
28 ||

                       KLEE, TUCHIN, BOGDANOFF & STERN LLP
                        1880 CENTURY PARK EAST, SUITE 200
                       LOS ANGELES, CALIFORNIA 90067-1698
                                 (310) 407-4000


 1 || MODIFICATION TO SECTION III.A. (CHART)
   ||
 2 ||

   || ---------------- ------------------------------------------ ---------------- ---------------------
 3 ||  CLASS           DESCRIPTION                                IMPAIRED/        VOTING
   ||                                                             UNIMPAIRED       STATUS
 4 || ---------------- ------------------------------------------ ---------------- ---------------------
   ||
 5 ||  None            Administrative Claims and Priority         Unimpaired       Deemed to accept.
   ||                  Tax Claims
 6 ||
   ||  Class 1         Secured Claims of Agent and Banks          Impaired         Entitled to vote.
 7 ||
   ||
 8 ||  Class 2         Secured Tax Claims                         Unimpaired       Not entitled to
   ||                                                                              vote.
 9 ||
   ||  Class 3         Other Secured Claims                       Unimpaired       Not entitled to
10 ||                                                                              vote.
   ||
11 ||  Class 4         Old Note Claims                            Impaired         Entitled to vote.
   ||                  (Excluding Franklin Old Note Claims)
12 ||                  ====================================
   ||
13 ||  Class 5         Unsecured Trade/Employee/Rejection         Unimpaired       Not entitled to
   ||                  Claims                                                      vote.
14 ||
   ||  Class 6         Other Unsecured Claims                     Unimpaired       Not entitled to
15 ||                                                                              vote.
   ||
16 ||  Class 7         Priority Claims                            Unimpaired       Not entitled to
   ||                                                                              vote.
17 ||
   ||  Class 8         Existing Common Stock                      Impaired         Votes not solicited;
18 ||                                                                              Deemed to reject.
   ||
19 ||  Class 9         Section 510(b) Common Claims               Impaired         Votes not solicited;
   ||                                                                              Deemed to reject.
20 ||
   ||  Class 10        Existing Warrants and Options              Impaired         Votes not solicited;
21 ||                                                                              Deemed to reject.
   ||
22 ||  Class 11        Franklin Old Note Claims                   Impaired         Entitled to vote.
   ||  ========        ========================                   ========         =================
23 ||
   || ---------------- ------------------------------------------ ---------------- ---------------------

24 ||
   ||
25 ||
   ||
26 ||
   ||
27 ||
   ||
28 ||

                       KLEE, TUCHIN, BOGDANOFF & STERN LLP
                        1880 CENTURY PARK EAST, SUITE 200
                       LOS ANGELES, CALIFORNIA 90067-1698
                                 (310) 407-4000


 1 || MODIFICATION TO SECTION III.D.1
   ||
 2 ||
   ||
 3 ||      TREATMENT AND CLASSIFICATION OF GENERAL UNSECURED CLAIMS
   ||            (CLASSES 4, 5, +++ 6 AND 11).
 4 ||                         =       ======
   ||
 5 ||            CLASS 4 (OLD NOTE CLAIMS EXCLUDING FRANKLIN OLD NOTE CLAIMS).
   ||            =============================================================
 6 ||
   ||       CLASSIFICATION: Class 4 consists of the Old Note Claims.
 7 ||
   ||
 8 ||       TREATMENT: The Old Note Claims shall be deemed Allowed Class 4
   || Claims which, when combined with the Franklin Old Note Claims, are in the
 9 ||        ===========================================================
   || aggregate principal amount of $310 million plus accrued interest through 10 || the Petition Date. Persons holding Allowed Class 4 Claims (plus Allowed
   ||                                                           =============
11 || Class 11 Claims, as specified in new Subsection III.D.4) shall receive on
   || ========================================================
12 || account of such Claims, and in full satisfaction thereof, a Pro Rata share
   || of 4,030,000 shares of Class A Common Stock, which Class A Common Stock
13 || shall be distributed in accordance with the Plan. The value of the Class A
   || Common Stock received by holders of the Old Notes in Class 4 only will be
14 ||                                                   ===============
   || allocated first to the principal amount of the Old Notes and will be
15 || allocated second, to the extent of consideration received in excess of
   || principal, to any accrued but unpaid interest and, if applicable, original 16 || issue discount.
   ||
17 ||
   ||
18 ||
   ||
19 ||
   ||
20 ||
   ||
21 ||
   ||
22 ||
   ||
23 ||
   ||
24 ||
   ||
25 ||
   ||
26 ||
   ||
27 ||
   ||
28 ||

                       KLEE, TUCHIN, BOGDANOFF & STERN LLP
                        1880 CENTURY PARK EAST, SUITE 200
                       LOS ANGELES, CALIFORNIA 90067-1698
                                 (310) 407-4000


 1 || INSERT TO SECTION III.D (NEW SUBSECTION III.D.4)
   ||
 2 ||
   ||
 3 ||             4.    CLASS 11 (FRANKLIN OLD NOTE CLAIMS).
   ||             ==========================================
 4 ||
   ||       CLASSIFICATION: Class 11 consists of the Franklin Old Note Claims.
 5 ||       ==================================================================
   ||
 6 ||       TREATMENT: Notwithstanding Section III.D.1, and any other provision
   ||       ===================================================================
 7 || of this Plan, the Franklin Old Note Claims shall constitute Allowed Class
   || =========================================================================
 8 || 11 Claims. Persons holding Allowed Class 11 Claims (plus Allowed Class 4
   || ========================================================================
 9 || Claims, as specified in Subsection III.D.1) shall receive on account of
   || =======================================================================
10 || such Claims, and in full satisfaction thereof, a Pro Rata share of
   || ==================================================================
11 || 4,030,000 shares of Class A Common Stock which shall be distributed in
   || ======================================================================
12 || accordance with the Plan. The value of the Class A Common Stock received
   || ========================================================================
13 || by holders of the Franklin Old Notes only will be allocated first to any
   || ========================================================================
14 || accrued but unpaid interest and original issue discount, and will be
   || ====================================================================
15 || allocated second, to the extent of consideration received in excess of
   || ======================================================================
16 || interest and original issue discount, to the principal amount of the
   || ====================================================================
17 || Franklin Old Notes.
   || ===================
18 ||
   ||
19 ||
   ||
20 ||
   ||
21 ||
   ||
22 ||
   ||
23 ||
   ||
24 ||
   ||
25 ||
   ||
26 ||
   ||
27 ||
   ||
28 ||

                       KLEE, TUCHIN, BOGDANOFF & STERN LLP
                        1880 CENTURY PARK EAST, SUITE 200
                       LOS ANGELES, CALIFORNIA 90067-1698
                                 (310) 407-4000


 1 || MODIFICATION TO SECTION IV.F.7
   ||
 2 ||
   ||
 3 ||             7.    DELIVERY OF DISTRIBUTIONS AND UNDELIVERABLE OR UNCLAIMED
   ||             ==============================================================
 4 ||                   DISTRIBUTIONS.
   ||                   ==============
 5 ||
   ||                   A.    DELIVERY OF DISTRIBUTIONS IN GENERAL.
 6 ||
   ||
 7 ||       Except as provided in Section IV.F.7.b, below, for holders of
   || undeliverable distributions, distributions to holders of Allowed Claims
 8 || and Allowed Interests shall be distributed by mail as follows: (a) at the
   || addresses set forth on the respective proofs of Claim or Interest filed by 9 || such holders of Allowed Claims and Allowed Interests; (b) at the addresses
   || set forth in any written notices of address changes delivered to the
10 || Disbursing Agent after the date of any related proof of Claim or Interest;
   || (c) at the address reflected in the Schedules if no proof of Claim or
11 || Interest is filed and the Disbursing Agent has not received a written
   || notice of a change of address; and (d) with respect to holders of Allowed 12 || Class 4 Claims, Allowed Class 11 Claims and Allowed Class 8 Interests, at
   ||               =========================
13 || the last known address of record holders of such Allowed Claims and
   || Allowed Interests as of the Record Date, as determined by the Indenture
14 || Trustee or applicable transfer agent.
   ||
15 ||
   ||
16 ||
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17 ||
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18 ||
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19 ||
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20 ||
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21 ||
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22 ||
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24 ||
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25 ||
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26 ||
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27 ||
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28 ||

                       KLEE, TUCHIN, BOGDANOFF & STERN LLP
                        1880 CENTURY PARK EAST, SUITE 200
                       LOS ANGELES, CALIFORNIA 90067-1698
                                 (310) 407-4000


 1 || MODIFICATION TO SECTION IV.K
   ||
 2 ||
   ||
 3 ||       K.    REVOCATION OF THE PLAN.
   ||
 4 ||
   ||       Anacomp reserves the right to revoke or withdraw the Plan prior to
 5 || the Confirmation Date with the prior written consent of the Unofficial
   || Committee and the Agent, which consent shall not be unreasonably withheld 6 || but which consent shall be required only if (a) in the case of the
   || Unofficial Committee, Class 4 voted as a Class to accept the Plan, Class
 7 ||                                                                    =====
   || 11 voted as a Class to accept the Plan, and such acceptances ++++ have not
 8 || =================================================          =
   || been withdrawn, and the Unofficial Committee has not filed an objection to 9 || confirmation of the Plan or filed an alternate plan of reorganization, and
   || (b) in the case of the Agent, Class 1 voted as a Class to accept the Plan, 10 || such acceptance has not been withdrawn, and the Agent has not filed an
   || objection to confirmation of the Plan or filed an alternate plan of
11 || reorganization, and (c) the Plan continues to have a reasonable prospect
   || of confirmation. If the Plan is revoked or withdrawn, or if confirmation 12 || and the Effective Date otherwise do not occur, the Plan shall be null and
   || void, and nothing contained in the Plan or the Disclosure Statement shall 13 || (a) constitute a waiver or release of any Claims by or against, or any
   || Interests in, Anacomp; or (b) prejudice in any manner the rights of
14 || Anacomp, the Estate, or any creditors in any further proceedings.
   ||
15 ||
   ||
16 ||
   ||
17 ||
   ||
18 ||
   ||
19 ||
   ||
20 ||
   ||
21 ||
   ||
22 ||
   ||
23 ||
   ||
24 ||
   ||
25 ||
   ||
26 ||
   ||
27 ||
   ||
28 ||

                       KLEE, TUCHIN, BOGDANOFF & STERN LLP
                        1880 CENTURY PARK EAST, SUITE 200
                       LOS ANGELES, CALIFORNIA 90067-1698
                                 (310) 407-4000


 1 || MODIFICATION TO SECTION V.B
   ||
 2 ||
   ||       B.    ISSUANCE OF CLASS A COMMON STOCK, CLASS B COMMON STOCK AND
 3 ||             REORGANIZED COMPANY WARRANTS.
   ||
 4 ||             1.    THE CLASS A COMMON STOCK AND CLASS B COMMON STOCK.
   ||             ========================================================
 5 ||
   ||             The Class A Common Stock and Class B Common Stock to be issued
 6 ||       and reserved under the Plan shall have the following attributes:
   ||
 7 ||                   a. Authorization and Issuance. As of the Effective Date,
   ||             Anacomp's Amended and Restated Articles of Incorporation will
 8 ||             continue to authorize the issuance of 40,000,000 shares of
   ||             Reorganized Anacomp Common Stock and 1,000,000 shares of
 9 ||             preferred stock, subject to further amendment after the
   ||             Effective Date. On the Effective Date the Reorganized Anacomp
10 ||             Common Stock shall consist of Class A Common Stock and Class B
   ||             Common Stock. The shares to be issued to holders of Existing
11 ||             Common Stock and shares issuable upon exercise of the
   ||             Reorganized Company Warrants shall be Class B Common Stock and
12 ||             shall be issued or reserved for issuance in accordance with
   ||             the Plan. The shares to be issued to holders of Allowed Class
13 ||             4 Claims and Allowed Class 11 Claims and reserved for issuance
   ||                      ===========================
14 ||             to the Reorganized Company's management and employees as
   ||             incentive compensation shall be Class A Common Stock and shall
15 ||             be issued or reserved for issuance in accordance with the
   ||             Plan.
16 ||
   ||
17 ||
   ||
18 ||
   ||
19 ||
   ||
20 ||
   ||
21 ||
   ||
22 ||
   ||
23 ||
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24 ||
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25 ||
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26 ||
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27 ||
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28 ||
                                       10